                                                                    EXHIBIT 10.9

                              AMENDED AND RESTATED

                          FORMULA DEVELOPMENT AGREEMENT

     THIS FORMULA DEVELOPMENT AGREEMENT is executed this 21st day of May, 2004, and made effective as of February 1, 2004, by and between CARL KARCHER ENTERPRISES, INC., a California corporation ("CKE") and PIERRE FOODS, INC., a North Carolina corporation ("Vendor").

                                    RECITALS

     1.   CKE desires to introduce new products in its restaurant systems.

     2. Vendor is in the business of developing formulations and producing and manufacturing products of the type and kind contemplated by this Agreement.

     3. VENDOR has developed a product which CKE desires to consider for use in its restaurant systems.

     NOW, THERFORE, in consideration of the mutual promises herein made, the parties agree as follows:

     1. Vendor has developed specifications and desired elements or characteristics for the following products (individually each a "Product" and collectively the "Products"):

     Angus Beefsteak Patty 5.65 oz. Item #9598

     2. Simultaneously with the execution of this Agreement, the parties entered into an Amended and Restated Agreement for the Products (the "Product Contract").

     3. So long as the Purchase Threshold (as defined herein) is met, Vendor grants CKE, together with its parent, subsidiary and affiliate corporations, an exclusive right to purchase the Products. It is expressly understood that Vendor will process and manufacture the Products utilizing certain proprietary processes, methods, ingredients and formulas (collectively, the "Formula") described on Exhibit A attached hereto and in accordance with CKE's Finished Product Specifications attached to the Product Contract. The parties agree and acknowledge that Vendor has ownership of the Formula. Other than for the rights granted herein to CKE by Vendor, CKE, together with its parent, subsidiary and affiliate corporations, will not by virtue of this relationship acquire or claim any proprietary interest in: (i) the Formula of Vendor utilized in the manufacture and production of the Products, (ii) any patents, patent applications, proprietary information, processes or methods containing confidential information of Vendor and belonging to Vendor, (iii) any software, trade secrets or other proprietary information, methods or processes licensed by third parties to Vendor, or (iv) any other products, recipes, formulas, techniques, procedures, or processes of the Vendor and belonging to Vendor.

----------
                                           Confidential information redacted and
Omitted portions are indicated by [***].   filed separately with the Commission.

     4. CKE acknowledges that it is aware that Vendor presently manufactures various protein and sandwich products substantially similar to the Products for third parties and for its own branded sandwiches. This Agreement shall not limit the right of Vendor to continue the manufacture and sale of any products and/or branded items as they are presently or hereafter may be constituted or to develop and process other branded items or products for itself or others; PROVIDED, HOWEVER, that notwithstanding the foregoing, so long as the Purchase Threshold is met, Vendor may not:

          (i) manufacture for or sell to any third party, except under the HARDEE'S Agreement (as herein defined), or for its own use any Angus Beef Burger Product that uses the same proprietary spices in the Angus meat block formula used in the manufacture of the Product, or

          (ii) manufacture for or directly sell to any Competitor of CKE (as defined herein) any Angus Beef Burger Product confusingly similar to a Product. "Angus Beef Burger Product" means a beef patty consisting of more than 51% of black cattle beef with a raw weight range and with respect to a Product (so long as the Product is subject to the Product Contract) within .3oz., plus or minus, of the raw weight of such Product.

     5. For purposes of this Agreement, the term "Competitor of CKE" shall mean any national or regional chain of "quick" service restaurants or food shops with one hundred (100) or more restaurants or shops operated under the same tradename in which food is prepared on-premises and sold at an inside counter, table service or drive-thru window, intended for immediate on-premises, off-premises, or in-vehicle consumption.

     6. For the purposes of this Agreement, "Purchase Threshold" means the purchase under the Product Contract by CKE and its parent, subsidiary, and affiliate corporations of *** pounds aggregate of Products from Vendor during each rolling twelve (12) month trailing period, the first test period ending fourteen (14) months after the month in which first delivery of Products is made under the Product Contract. If less than *** pounds is available in any such period for sale by Vendor, then such lesser amount available shall be the Purchase Threshold.

     7. CKE agrees as a condition of this Agreement that CKE will not contract with more than two (2) other manufacturers (other than Vendor) at any one time to manufacture and produce the Products for CKE, said other manufacturers to be the same manufacturers as mutually agreed by CKE and HARDEE'S (herein defined) and designated under the HARDEE'S Agreement. Vendor agrees that as a condition of this Agreement that Vendor so long as the Purchase Threshold is met will enter into agreements without royalty or fee with such other manufacturers (designated under the HARDEE'S Agreement) to license the use of Vendor's proprietary Formula for the Products to said manufacturers solely for the purpose of manufacturing and producing the Products for CKE. Provided, notwithstanding the foregoing sentence, Vendor agrees that CKE may engage one or two of the aforesaid designated manufacturers which Vendor will license to use the Formula during the time period beginning as

----------
                                           Confidential information redacted and
Omitted portions are indicated by [***].   filed separately with the Commission.

of the date of this Agreement until the Purchase Threshold is first tested. Failure by Vendor to enter into a license agreement with a designated manufacturer within a reasonable time, through no fault of the designated manufacturer, shall constitute a material default under this Agreement. It is expressly understood and agreed by the parties that other than licensing the use of the Formula, Vendor shall have no further role in the relationship between CKE and the other said manufacturer.

     8. Vendor represents and warrants that it owns the formulations and specifications to manufacture the Products free and clear and has the right to enter into this Agreement and grant CKE and its parent, subsidiary, and affiliate corporations the exclusive right to purchase the Products pursuant to
Section 3 and the right to license its proprietary formulas and specifications for the production and manufacture of the Products under Section 7.

     9. It is expressly acknowledged that the Vendor in consideration of the premises herein and other consideration received, the legal sufficiency of which is acknowledged, does hereby grant CKE the right of first refusal hereinafter described. Upon the occurrence of any one of the following events, CKE upon written notice to Vendor shall have the right of first refusal to purchase the Formula, and all rights of ownership thereto, from the Vendor for a purchase price and purchase terms provided in writing by Vendor to CKE within fourteen
(14) calendar days following the occurrence of any such event. CKE shall have fourteen (14) calendar days after receiving the purchase price and purchase terms notice within which to accept or decline Vendor's proposal. If CKE declines to purchase the Formula during such time period, then Vendor shall be free to contract with and sell to any third party the Formula unencumbered without restriction, but not on different terms than those offered to CKE without giving CKE a fourteen (14) day right of first refusal concerning the same. From the date of the occurrence of any one of the events until the date on which the Formula is purchased by CKE or by a third party under this provision, Vendor shall permit CKE, or any manufacturer designated by CKE, to produce the Products for CKE under the terms of the standard license agreement set forth in
Section 7 hereunder.

          a. The Vendor ceases to manufacture or is unable to manufacture the Product for any reason for a period of thirty (30) consecutive calendar days excepting a Force Majeure (as defined in the Product Contract) provided Vendor shall cooperate in good faith in such event with CKE and its then designated manufacturers and any other temporary designated manufacturer appointed by CKE to ensure appropriate supply of Products until Vendor can resume production and supply of the Products as contemplated under the Product Contract, at which point the rights and obligations of the parties under the Product Contract shall resume. In such a Force Majeure event, until Vendor is able to resume its supply obligations under the Product Contract, the Purchase Threshold and Volume Requirements (as defined in the Product Contract) shall be waived;

----------
                                           Confidential information redacted and
Omitted portions are indicated by [***].   filed separately with the Commission.

          b. Excepting by reason of delay or default of persons outside the control of Vendor, the Vendor fails to perform or observe any portion of its obligations under Section 7 herein at any time;

          c. The Vendor ceases to do business as a manufacturer of beef products for any reason; and

          d. The Vendor (i) voluntarily commences any proceeding or file any petition seeking relief under any Federal, state or foreign bankruptcy, insolvency, receivership, liquidation or similar law, (ii) consents to the institution of, or fails to contravene in a timely and appropriate manner, any such proceeding or the involuntary filing of any such petition, (iii) applies for or consents to the appointment of a receiver, trustee, custodian, or similar official of itself or of a substantial part of its property, (iv) files an answer admitting the material allegations of a petition filed against it in any voluntary or involuntary bankruptcy proceeding, (v) makes a general assignment for the benefit of creditors, (vi) becomes unable, admits in writing its inability or fails generally to pay its debts as they become due or (vii) takes any corporate or other action for the purpose of effecting any of the foregoing. Provided in the event of a Chapter 11 reorganization, if the trustee affirms the Product Contract and the associated agreements, and the Vendor affirmatively shows its ability to produce and supply, and so long as it does so, the Products in accordance with the Product Contract, such event so long as in Chapter 11 status, or a complete discharge therefrom, shall not be deemed an event under this subsection (d).

          10. The parties recognize the unique nature of this Agreement due to the uniqueness of the Product, the health and liability issues integral to the Product and the effect of the Product on the reputation of CKE and Vendor. Accordingly, the parties agree that this Agreement is personal in nature and that neither party may assign or otherwise transfer its rights and obligations under this Agreement to another party without the express prior written consent of the non-transferring party which consent will not be unreasonably withheld. This Agreement shall be binding on and inure to the benefit of the parties hereunder and their respective approved successors and assigns.

          11. This Agreement shall be governed by the laws of the State of California. The parties consent to the exclusive jurisdiction of the state and federal courts of the State of California for the adjudication of matters arising out of this Agreement; and neither party will assert FORUM NON CONVENIENS with respect to such venue. This Agreement, and all Exhibits, are only valid if and when duly signed by authorized representatives of both parties. No third party is authorized to amend or waive, on behalf of CKE, any provision of this Agreement.

          12. There are no understandings, agreements, or representations, express or implied, not specified herein. This Agreement amends, restates and supercedes that certain Formula Development Agreement pertaining to the subject matter hereof executed by the parties on February 1, 2004. This Agreement may not be amended except in a writing signed by the parties.

----------
                                           Confidential information redacted and
Omitted portions are indicated by [***].   filed separately with the Commission.

          13. It is expressly agreed and acknowledged that Vendor has entered into a certain Amended and Restated Agreement dated of even date and effective December 1, 2002 with HARDEE'S Food Systems, Inc. ("HARDEE'S"), which agreement, and any amendments and attachments thereto including the Amended and Restated Formula Development Agreement between HARDEE'S and the Vendor, dated of even date and effective as of December 1, 2002 (all the "HARDEE'S Agreement), grant to HARDEE'S the right to purchase products similar to the Products in accordance with the terms and conditions therein. Notwithstanding anything herein to the contrary, CKE acknowledges that the rights, privileges, and options of HARDEE'S under the HARDEE'S Agreement, and the terms thereof, shall not be deemed a violation of the Product Contract, this Agreement, or any agreements delivered therewith.

     Executed the 21st day of May, 2004 and effective as of February 1, 2004.

CARL KARCHER ENTERPRISES, INC.        PIERRE FOODS, INC.


By: /s/ John Dunion                   By: /s/ Robert C. Naylor
   ----------------------------          -------------------------------
    John Dunion                            Robert C. Naylor
    Executive Vice President               Senior Vice President-Sales

----------
                                           Confidential information redacted and
Omitted portions are indicated by [***].   filed separately with the Commission.

                                                                   EXHIBIT A

PRODUCT: Angus Beefsteak ***                                SPECIFICATION #:9598

Page 1 of 3                                                         REVISIONS:01

          (C) PIERRE FOODS, INC. 2004:
          THIS DOCUMENT CONTAINS CONFIDENTIAL INFORMATION AND TRADE SECRETS PROPRIETARY TO PIERRE FOODS., INC. UNAUTHORIZED REPRODUCTION OR DISCLOSURE IS STRICTLY PROHIBITED AND MAY RESULT IN SERIOUS LEGAL CONSEQUENCES. RECEIPT OR POSSESSION OF THIS DOCUMENT DOES NOT GRANT THE RIGHT TO REPRODUCE THIS DOCUMENT, TO DISCLOSE ITS CONTENTS OR TO USE SUCH CONTENTS IN ANY WAY.

                               PIERRE FOODS, INC.

                         PRODUCT DEVELOPMENT DEPARTMENT

                       PRODUCT FORMULA AND SPECIFICATIONS

          Product: Pierre Foods: Angus Beefsteak ***

          Specification #: 9598

        SUPERSEDES: None Page 1 of 3        EFFECTIVE DATE: 04/27/04

        SUPPLEMENTS
        - Regulatory HACCP Flow chart
        - Application for Approval of Label

PRODUCT DESCRIPTION:   Individually frozen, *** chopped Angus beefsteak
                       (chopped and formed) without grill marks. It is to be thawed under refrigeration to a maximum of *** and heated surface temperature to *** for a minimum of ***.

RAW MATERIALS:

Ingredients Angus Beef, Salt ***                       Sodium Phosphates, Spices

     Angus Beef: Chemical Lean (CL) must be within +/- 2% fat of purchased and slated label claim. Must be from Angus Cattle that complies with the following USDA Schedules: *** and Raw Materials Spec, Beef Angus Trimmings, boneless Combos/Fresh.

     A) Frozen Angus Beef: ***:
          1)   Target fat content of *** +/- 2%.
          2)   ***.
          3)   Must be from USDA ***.
          4)   At time of receipt, frozen product must be 10 DEG. F or less.
          5)   Receiving: Frozen less than 90 days at time of our receipt.

     B) *Fresh Angus Beef: ***.
          1)   Target Fat content +/- 2%.
          2)   ***.
          3)   At time of receipt, fresh product must be 40 DEG. F or less.
          4)   Receiving: Fresh less than *** days from bone date.

Omitted portions are indicated by [***].   Confidential information redacted and
732062                                     filed separately with the Commission.

                                                                   EXHIBIT A

PRODUCT: Angus Beefsteak ***                                SPECIFICATION #:9598

Page 2 of 3                                                         REVISIONS:01

     C) *Fresh Angus Beef: ***.
          1)   Target Fat Content of +/- 2%.
          2)   ***.
          3)   At time of receipt, fresh product must be 40 DEG. F or less.
          4)   Receiving: Fresh less than *** days from bone date.

     *Angus Beef will be combined to target *** fat content in the overall meat mix.

     NOTE: THE ABOVE RAW MATERIALS ARE NOT PROPRIETARY TO PIERRE FOODS.

     NOTE: Applies to all of the above:

  1)   Regulatory HACCP Flow chart - attached.
  2)   ***
  3)   Blend fresh lean/frozen trim/fat meat.
  4) Beef is ground, mixed with non-meat additives and chilled (Mix time *** mins, +*** min. correction if necessary).
  5)   Mix is final ground through *** plate.
  6) Meat mix is formed into 8.0 oz patties (temperature *** DEG. F +/- *** DEG. F). The average patty weights must equal or exceed stated labeled weight.
  7) Adjustments are made to produce patties with finished cooked target weight of *** oz.
  8)   Patties are *** and ***
  9)   Patties are ***. Minimum char on bottom.
  10)  Patties run through ***
  11) Patties are *** before entering *** The *** are *** (the width of the patty belt). Each *** has *** which *** in a *** The *** rate is *** of *** The *** that are *** in different stages of the patty manufacturing process are *** to the patties, but help improve the patty ***
  12) Patties are fully cooked in *** with *** respectively. When applicable, patties may *** before and/or after *** to enhance ***.
  13)  Patties are *** a *** after the ***
  14) Patties are individually quick frozen, and packaged. Will meet Pierre Foods HACCP/USDA regulations.

     NOTE: THE BOLD STATEMENTS IN (2) THROUGH (10) AND (14) ABOVE ARE GENERAL PROCESSING OPERATIONS AND ARE NOT PROPRIETARY TO PIERRE FOODS.

Salt: Sodium Chloride ***

     ***
     1)***
     2)***
     3)***
     4)***
     5)***
     6) Appearance: ***
     7) Particle size: ***
     8) Kosher certified. ***

Sodium Phosphate:
     Rhone-Poulenc Food Ingredient: Cravis 350.

          1) A blend of Sodium Tripolyphosphate, Sodium Hexametaphosphate, and Sodium Acid Pyrophosphate.
          2) Physical Characteristics: A white granular material that is essentially free of lumps, foreign matter, and odor.
          3)   Grade: Food: Components meet Food Chemical Codex Specification.
          4)   Kosher: Certified by OU.

Omitted portions are indicated by [***].   Confidential information redacted and
732062                                     filed separately with the Commission.

                                                                   EXHIBIT A

PRODUCT: Angus Beefsteak ***                                SPECIFICATION #:9598

Page 3 of 3                                                         REVISIONS:01

Spice ***

          ***
          1)   ***
          2)   Flavor Characteristic: ***
          3)   Physical Characteristic: ***

                                       OR

          ***
          1)   Processed from ***
          2)   Flavor/Odor: ***
          3)   Physical Characteristic: ***

FORMULATION:

          INGREDIENT                                           PERCENT
          ----------                                           -------
          *Frozen Angus Beef *** ..........................         ***

          Fresh: Angus Beef *** ...........................         ***

          Salt ............................................         ***

          Sodium Phosphates................................         ***

          Spice ...........................................         ***

          Total ...........................................      100.00%

          *Angus Beef will be combined based on fat content to target *** fat content in overall meat mix using the approved formulated meats. Salt ***

ACKNOWLEDGE AND AGREE:

Carl Karcher Enterprises, Inc.          Pierre Foods, Inc

By /s/ John Dunion                      By /s/ Robert C. Naylor
   ---------------------------             ----------------------------------
   John Dunion                             Robert C. Naylor
   Executive Vice President                Senior Vice President - Sales


DISTRIBUTION:

Q.A. Department: Anaheim, St. Louis, Santa Barbara, Manteca.

Omitted portions are indicated by [***].   Confidential information redacted and
732062                                     filed separately with the Commission.

Effective: 12/12/2003                                             Cincinnati, OH
Replaces: [ILLEGIBLE]

                          REGULATORY HACCP: RECEIVING

MEAT INGREDIENTS

[FLOWCHART]

RETURNED GOODS

[FLOWCHART]

PACKAGING MATERIALS

[FLOWCHART]

NON-MEAT INGREDIENTS

[FLOWCHART]

                                                       CONFIDENTIAL, PROPRIETARY
                                                    TRADE SECRET OF PIERRE FOODS

Omitted portions are indicated by [***].   Confidential information redacted and
                                           filed separately with the Commission.

Effective: 12/12/2003                                             Cincinnati, OH
Replaces: 2/13/2002

                               REGULATORY HACCP:
                               Charbroil Process

                                     ***


                                                       CONFIDENTIAL, PROPRIETARY
                                                    TRADE SECRET OF PIERRE FOODS

Omitted portions are indicated by [***].   Confidential information redacted and
                                           filed separately with the Commission.

According to the Paperwork Reduction Act of 1995, and agency may not conduct or sponsor, and a person is not required to respond to, a collection of information unless it displays a valid OMB control number. The valid OMB control number for this information collection is 0583-0092. The time required to complete this information collection is estimated to average 15 minutes per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the
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distribution.
                                                             PAGE ______of______

  U.S. DEPARTMENT OF AGRICULTURE    1. AGENT NAME, ADDRESS,        2. FOR USDA USE ONLY  3. FOR USDA USE ONLY  4. ESTABLISHMENT NO./
FOOD SAFETY AND INSPECTION SERVICE     TELEPHONE NO. (IF USING AN                                                 FOREIGN COUNTRY
                                       AGENT, COMPLETE THIS BLOCK,  CONFIDENTIAL: This document contains trade    (IF APPLICABLE)
         APPLICATION FOR               OTHERWISE LEAVE BLANK)       secrets proprietary to Pierre Foods, Inc.
       APPROVAL OF LABELS,                                          Unauthorized reproduction or disclosure is
        MARKING OR DEVICE           Prime Label Consultants, Inc.   strictly prohibited and may result in               2132
                                       536 Seventh Street SE        serious legal consequences. Receipt or
FSIS has determined that                    PO Box 15240            possession of this document does not grant
information provided in items 8,      Washington, DC 20003-0240     the right to reproduce the document, to
9, and 10 is exempt from                   (202) 546-3333           disclose is contents, or to use such
mandatory disclosure under the           FAX (202) 543-4337         contents in any way.
Freedom of Information Act 5
U.S.C. 552(b)(4).

APPLICANT: SEE PAGE 2 FOR
INSTRUCTIONS.
                                                                                                               5b. HACCP PROCESS
                                                                                                               CATEGORY
5a. NAME OF PRODUCT    Fully Cooked Ground Beef Steaks                                                         Fully cooked--not
                              chopped & formed                                9598                             shelf stable

6a. TYPE OF APPROVAL REQUESTED      6b. WAS THE                                           7a. AREA OF PRINCIPAL DISPLAY PANEL
   /X/ SKETCH   / / TEMPORARY           LABEL      / / YES -> Date of approval:_________      (SQUARE INCHES):
                                        PREVIOUSLY            Prior approval
   / / EXTENSION OF TEMPORARY           APPROVED? /X/  NO      number:         _________                    n/a
                                                              Number of labels
                                                               on hand:        _________  7b. TOTAL AVAILABLE LABELING SPACE FOR
                                                              Number of days                  ENTIRE PACKAGE (SQUARE INCHES):
                                                               requested:      _________

                        8. PRODUCT FORMULA                           / / PCT /X/ WEIGHT          9. PROCESSING PROCEDURES
                                                                         (NO FRACTIONS)   (APPROVAL OF THE SKETCH DOES NOT CONVEY
                                                                                             APPROVAL OF THE PROCESSING PROCEDURES)

ANGUS BEEF                                                                                1. GRIND ALL BEEF.
***                                                                           ***         2. MIX NON-MEAT INGREDIENTS.
                                                                                          3. ***
SODIUM PHOSPHATES                                                                         4. GRIND OUT.
SPICES                                                                                    5. FORM INTO MINIMUM 1/2 POUND (8.0 OZ)
***                                                                                       PATTY SHAPE.
                                                                                          6. ***  AND COOK TO MINIMUM INTERNAL
                                                                                          TEMPERATURE OF 151 F FOR 41 SECONDS.
                                                                                             (PER 9 CFR 318.23 TABLE A)
                                                                                          7. FREEZE AND PACKAGE.

                              TOTAL (PERCENT MUST TOTAL 100%)                100.00                EZ Form(tm) v2004, 103

       10. NAME AND ADDRESS OF FIRM (BELOW AND BETWEEN DOTS)        11. SIGNATURE OF APPLICANT OR AGENT         DATE:
-                                    -                                   /s/ [ILLEGIBLE]                             4-29-2004
       PIERRE FOODS, INC
       ***                                                          12. CONDITIONS APPLYING TO USE OF LABELS OR DEVICE (FOR USDA
       PRODUCT DEVELOPMENT MANAGER                                      USE ONLY)
       9990 PRINCETON RD
       CINCINNATI, OH 45246
-                                    -

FSIS FORM 7234-1 (10/03/2002)       REPLACES FSIS FORM 7234-1 (11/87), WHICH IS OBSOLETE.             DESIGNED IN FORMFLOW SOFTWARE.

Omitted portions are indicated by (***).   Confidential information redacted and
                                           filed separately with the Commission.

[ILLEGIBLE]

                                   [ILLEGIBLE]
                              chopped & formed 9598

                              PRODUCT FORMULATION

     ANGUS BEEF                         ***
     ***
     SODIUM PHOSPHATES
     SPICE
                                     ------
     ***               TOTAL (lbs.)  100.00

          CONFIDENTIAL: This document contains trade secrets proprietary to Pierre Foods, Inc. Unauthorized reproduction or disclosure is strictly prohibited and may result in serious legal consequences. Receipt or possession of this document does not grant the right to reproduce the document, to disclose its contents, or to use such contents in any way.

Printed at 3:03 p.m. on 29-Apr-04                                EZ Form v2004.1

Omitted portions are indicated by (***).   Confidential information redacted and
                                           filed separately with the Commission.